united states
securities and exchange commission
washington, d.c. 20549

form n-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2; Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110. Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 3/31/2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2016

Shares			Value
	EXCHANGE TRADED FUND - 20.0%
	DEBT FUND - 20.0%
30,853	Vanguard Short - Term Corporate Bond ETF (Cost - $2,473,041)		$ 2,469,166

	OPEN-ENDED MUTUAL FUNDS - 50.5%
	DEBT FUNDS - 50.5%
208,998	BlackRock Low Duration Bond Portfolio - Institutional		2,008,467
236,921	BMO Short - Term Income Fund - Class I		2,222,315
196,875	MassMutual Premier Short - Duration Bond Fund		2,014,026
	TOTAL OPEN-ENDED MUTUAL FUNDS (Cost - $6,296,410)		6,244,808

	TOTAL SHORT-TERM INVESTMENT - 13.5%
	MONEY MARKET FUND - 13.5%
1,672,364	Fidelity Institutional Money Market Funds - Money Market Portfolio Class I - 0.34% (a,b)
	(Cost - $1,672364)		1,672,364

	TOTAL INVESTMENTS - 84.0% (Cost - $10,441,815) (c)		$ 10,386,338
	OTHER ASSETS LESS LIABILITIES - 16.0%		1,986,432
	NET ASSETS - 100.0%		$ 12,372,770

(a)	All or part of this instrument is a holding of MHBP Fund Limited.
(b)	Variable rate security. Interest rate is as of March 31, 2016.
(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,448,293 and differs from market value by net unrealized appreciation (depreciation) of securities as follow:
	Unrealized Appreciation:		$ 4,757
	Unrealized Depreciation:		(66,712)
	Net Unrealized Depreciation:		$ (61,955)

SWAP CONTRACT (a)
Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns of the Chesapeake Diversified Program calculated on a daily basis with reference to a customized index that is proprietary to Deutsche Bank. The program is advised by Chesapeake Capital ("Chesapeake"). The reference index is comprised at any given time of trading positions selected by Chesapeake that include over-the-counter foreign exchange and currency option transactions and exchange traded futures and options in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the Advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on 8/20/2014 and has a term of five year therefrom unless earlier terminated. In addition, the swap value includes an annual fee of 0.75% payable to Deutsche Bank accrued on the notional level of the swaps. The following Deutsche Bank total return swap was open as of March 31, 2016.
			Unrealized
Reference Entity	Maturity Date	Notional Value	Depreciation
Deutsche Bank Swap	8/20/2019	$ 15,459,933	$ (1,364,836)

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016
The following is a summary of significant accounting policies followed by the Portfolio in preparation of its Consolidated Portfolio of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “fair value procedures”). The Board of Trustees will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

MHBP Fund Limited (“MHBP Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Portfolio. Monte Capital Group, LLC (the “Advisor”) fair values MHBP Ltd.’s and the underlying investments daily.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The board has also engaged a third party valuation firm to attend valuation meetings held by the trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valueThis team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Aadvisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the aAdvisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Valuation of Fund of Funds - The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Portfolio is subject to equity price risk, and/or interest rate risk and/or commodity risk in the normal course of pursuing their its respective investment objectives. The Portfolio may hold fixed-rate bonds, the value of which may decrease if interest rates rise. and equities subject to equity price risk. The Portfolio may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be twoare two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

To help to reduce counterparty risk on the Portfolio, the Advisor has the right to reduce the Portfolio’s exposure and remove cash from the Portfolio’s total return swap with Deutsche Bank AG. This cash holding shall be in excess of $500,000, and may not exceed 40% of the index exposure in total. Index exposure is defined as the total notional amount plus any profit. Any amount of the cash holding disbursed will be offset against the final settlement value of the swaps.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Portfolio and the risk that the Portfolio will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Portfolio’s gains from a swap agreement or may cause the Portfolio to lose money. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss, on the trade date basis.

MHBP Ltd. maintains cash of at least 25% of the notional value of the swap net of unrealized appreciation, as collateral to secure its obligations under the swap. The cash maintained as collateral is recorded as deposit with broker. As of March 31, 2016 the notional value of the swap was $15,459,933. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. Deposit with brokers for swap collateral at March 31, 2016 represent partially restricted deposit of $5,212,460 to meet margin and other broker regulatory requirements and excess funds are not required for margin.

The notional value of the derivative instruments outstanding as of March 31, 2016 as disclosed in the Consolidated Portfolio of Investments serve as indicators of the volume of derivative activity for the Portfolio.

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016
The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2016 for the Portfolio’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 2,469,166	$ -	$ -	$ 2,469,166
Open- Ended Mutual Funds	6,244,808	-	-	6,244,808
Money Market Funds	1,672,364	-	-	1,672,364
Total Investments	$ 10,386,338	$ -	$ -	$ 10,386,338
Liabilities - Derivatives:
Swaps	$ -	$ (1,364,836)	$ -	$ (1,364,836)
* Refer to the Consolidated Portfolio of Investments for industry classification.
The Fund did not hold any Level 3 securities during the period.
There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Portfolio’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Consolidation of Subsidiary – The consolidated financial statements of the Portfolio includes MHBP Ltd., a controlled foreign corporation (“CFC”) and wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Portfolio may invest up to 25% of its total assets in MHBP Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

The CFC utilizes commodity based derivative products to facilitate the Portfolio’s pursuit of its investment objectives. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, the Portfolio may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks disclosure.

A summary of the Portfolio's investments in the CFC is as follows:

	Inception Date	MHBP Net Assets at March 31, 2016	% of Net Assets at March 31, 2016
MHBP Ltd.	9/17/2012	$ 2,007,708	16.23%

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016
Principal Investment Risk - As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. The Portfolio is not intended to be a complete investment program. Many factors affect the Portfolio's net asset value and performance.

The following risk applies to the Portfolio through its direct investments as well as indirectly through investments in underlying funds and MHBP Ltd.

General Market Risk. The risk that the value of the Portfolio's shares will fluctuate based on the performance of the Portfolio's investments and other factors affecting the commodities and/or securities markets generally.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Portfolio. The Portfolio is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Consolidated Portfolio of Investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Portfolio's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Portfolio is exposed to market risk on derivative contracts in that the Portfolio may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Portfolio’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Portfolio’s investments in derivative instruments are exposed to market risk and are disclosed in the Consolidated Portfolio of Investments.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk: The Portfolio invests in derivative instruments issued for the Portfolio by Deutsche Bank, AG (“Deutsche”) a Deutsche Product (“Product”). If Deutsche becomes insolvent, Deutsche may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Deutsche’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Portfolio will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Portfolio’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Portfolio may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Portfolio does not anticipate any material losses as a result of liquidity risk.

Commodities Risk: Commodity risk related to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. Examples of commodity assets include, but are not limited to, crude oil, eating oil, metals, livestock, and agricultural products.

Derivatives Risk: The derivative instruments in which the Portfolio may invest, including futures, forwards, options, swaps, including total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Variable Fund Trust

By

*/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 5/27/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 5/27/2016

By

*/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 5/27/2016